UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2020

Axovant Gene Therapies Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-37418	98-1333697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Clarendon House 2 Church Street Hamilton HM 11, Bermuda (Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code): +1 833 296 8268

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.00001 per share	AXGT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01    Regulation FD Disclosure.

On November 9, 2020, Axovant Gene Therapies Ltd. (the "Registrant") announced that the U.S. Food and Drug Administration ("FDA") has lifted its clinical hold and cleared the Investigational New Drug ("IND") Application to initiate a registrational study of AXO-AAV-GM2 gene therapy to treat patients with Tay-Sachs disease and Sandhoff disease.

A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The disclosures set forth in this Item 7.01 and Exhibit 99.1 to this report are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information contained in this Item 7.01 and Exhibit 99.1 to this report shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by us, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01    Other Events.

On November 9, 2020, the Registrant announced that the FDA has lifted its clinical hold and cleared the IND Application to initiate a registrational study of AXO-AAV-GM2 gene therapy to treat patients with Tay-Sachs disease and Sandhoff disease. AXO-AAV-GM2 is the first investigational gene therapy to achieve IND clearance for Tay-Sachs and Sandhoff diseases. The Registrant received a letter from the FDA indicating that it has satisfactorily addressed all issues related to the clinical hold.

The Registrant expects to begin patient identification and site startup activities in preparation for dosing children in the planned clinical study. The study will enroll both infantile and juvenile subjects with GM2 gangliosidosis in the U.S. The two-part trial, sponsored by the Registrant, will consist of (1) a dose ranging cohort evaluating the safe and efficacious dose of the gene therapy, followed by (2) an efficacy cohort, both of which form the basis of the registrational program.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX
Exhibit No.	Description of Document

99.1	Press Release of Axovant Gene Therapies Ltd., dated November 9, 2020, “Axovant Gene Therapies Announces FDA Clearance of IND for AXO-AAV-GM2 Gene Therapy in Tay-Sachs and Sandhoff Diseases”

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXOVANT GENE THERAPIES LTD.

Dated:	November 9, 2020
		By:	/s/ David Nassif
		Name:	David Nassif
		Title:	Principal Financial Officer and Principal Accounting Officer, General Counsel